UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2018

Jabil Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10560 Dr. Martin Luther King, Jr. Street North, St. Petersburg, Florida 33716

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code (727) 577-9749

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 25, 2018, Jabil Inc. held its Annual Meeting of Stockholders. As of the record date of November 30, 2017, 176,305,660 shares of the Company’s Common Stock were outstanding and entitled to vote. Of this amount, 157,046,642 shares, representing approximately 89.08% of the total number of eligible voting shares, were represented in person or by proxy constituting a quorum. Set forth below are the voting results from the proposals presented for a stockholder vote at such meeting.

1.	The individuals listed below were elected at the Annual Meeting to serve as directors of Jabil until the next annual meeting of stockholders or until their respective successors are duly elected and qualified:

	FOR	WITHHELD	NON-VOTE
Anousheh Ansari	139,832,537	692,964	16,521,141
Martha F. Brooks	139,694,969	830,532	16,521,141
Christopher S. Holland	139,806,626	718,875	16,521,141
Timothy L. Main	137,769,270	2,756,231	16,521,141
Mark T. Mondello	138,720,242	1,805,259	16,521,141
John C. Plant	139,789,750	735,751	16,521,141
Steven A. Raymund	135,811,758	4,713,743	16,521,141
Thomas A. Sansone	135,082,732	5,442,769	16,521,141
David M. Stout	139,576,677	948,824	16,521,141

2.	A proposal passed to ratify the appointment of Ernst & Young LLP as Jabil’s independent registered public accounting firm for the fiscal year ending August 31, 2018.

FOR	AGAINST	ABSTAIN	NON-VOTE
154,490,680	2,467,249	88,713	0

3.	A proposal to approve (on an advisory basis) the frequency of future advisory stockholder votes to approve Jabil’s executive compensation. A majority of stockholders voted for “1 Year.”

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	NON-VOTE
118,573,781	186,258	21,704,598	60,864	16,521,141

Based on these results, and consistent with Jabil’s recommendation, the Company will continue to hold an advisory vote on executive compensation every year.

4.	A proposal passed to approve (on an advisory basis) Jabil’s executive compensation.

FOR	AGAINST	ABSTAIN	NON-VOTE
137,536,944	2,454,084	534,473	16,521,141

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL INC.

January 26, 2018	By:	/s/ Susan Wagner-Fleming
Susan Wagner-Fleming Vice President and Corporate Secretary